UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2005
                                                           -------------


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


        001-05767                                        54-0493875
        ---------                                        ----------
       (Commission                                    (I.R.S. Employer
        File No.)                                    Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                            SECTION 7 - REGULATION FD

Item 7.01.  Regulation FD Disclosure.

Comparable  Store  Sales  Calculation   Change.  The  company  has  updated  its
calculation of comparable store sales to more accurately reflect business trends, including the growing importance of service-related revenues.

During the fourth quarter ended February 28, 2005, the company expanded the revenues included in comparable store sales to include extended warranties, installations and other non-merchandise revenues. Previously, revenues included in the comparable store sales calculation were limited to merchandise sales.

A summary of the comparable store sales changes for fiscal 2005 were disclosed in the fiscal year 2005 sales release dated March 4, 2005 and in the Form 8-K filed the same day. A summary of comparable store sales changes under the previous methodology compared to comparable store sales changes for those periods of fiscal 2004 using the current methodology follows.

                                         Previous            Current
Fiscal 2004                             Methodology        Methodology
----------------------------------------------------------------------
First Quarter.......................      (9.6)%           (10.5)%
Second Quarter......................      (4.6)%            (3.3)%
Third Quarter.......................      (0.7)%            (1.7)%
December............................      (2.0)%            (2.0)%
Fourth Quarter......................       1.1%              1.3%
Fiscal Year.........................      (2.9)%            (1.2)%

Reclassification of Certain Revenues, Costs and Expenses. The company has reclassified certain revenues, costs and expenses relating primarily to mobile audio installations. These items, which were previously presented on a net basis as an offset to selling, general and administrative expense, will now be presented on a gross basis. Consolidated statements of operations that reflect the reclassifications for the first three quarters of fiscal 2005 and the four quarters of fiscal 2004 were included in the fiscal year 2005 sales release dated March 4, 2005 and in the Form 8-K filed the same day.

The selling, general and administrative expenses for the first three quarters of fiscal 2005 are as follows:

Selling, General and Administrative Expenses

                                                   Three Months Ended
                                     ----------------------------------------------------------
                                      May 31, 2004         Aug. 31, 2004         Nov. 30, 2004
                                     ----------------------------------------------------------
                                                 % of               % of                  % of
(Dollar amounts in millions)             $(a)     Sales     $(b)     Sales        $(c)    Sales
------------------------------------------------------------------------------------------------
Store expense........................   $457.6    21.9%    $526.3    22.1%       $559.4   22.1%
General and administrative expenses..     43.9     2.0       56.6     2.4          61.0    2.4
Remodel expenses.....................      0.1       -          -       -           0.2      -
Relocation expenses..................      1.9     0.1       16.5     0.7          14.9    0.6
Pre-opening expenses.................      0.8       -        3.6     0.1           7.5    0.3
Interest income......................     (2.1)   (0.1)      (3.2)   (0.1)         (3.4)  (0.1)
                                     ----------------------------------------------------------
Total...............................    $502.2    23.9%    $599.8    25.2%       $639.6   25.3%
                                    ===========================================================

(a) Includes international segment store expenses of $6.6 and general and administrative expenses of $1.4 million.
(b) Includes international segment store expenses of $32.1 and general and administrative expenses of $8.2 million.
(c) Includes international segment store expenses of $38.2 and general and administrative expenses of $8.4 million.




The selling, general and administrative expenses by quarter for fiscal 2004 are as follows:

Selling, General and Administrative Expenses

                                                            Three Months Ended
                                  ---------------------------------------------------------------------     Fiscal Year Ended
                                  May 31, 2003       Aug. 31, 2003     Nov. 30, 2003     Feb. 29, 2004        Feb. 29, 2004
                                  ---------------------------------------------------------------------     ----------------
                                          % of               % of               % of             % of                  % of
(Dollar amounts in millions)         $    Sales       $      Sales       $      Sales     $      Sales         $       Sales
--------------------------------------------------------------------------------------------------------    ----------------
Store expense..................  $447.4    22.9%   $485.5    22.3%   $521.3      21.5%    $564.6  17.1%     $2,018.8   20.5%
General and administrative
  expenses.....................    42.1     2.1      48.0     2.2      46.6       1.9       65.4   2.0         202.3    2.1
Remodel expenses...............    11.4     0.6      18.2     0.8       0.3        -        (5.9) (0.2)         23.9    0.2
Relocation expenses............     5.1     0.2       4.0     0.2       9.8       0.4       11.6   0.4          30.5    0.3
Pre-opening expenses...........     1.7     0.1       1.4     0.1       4.2       0.2        1.3     -           8.6    0.1
Interest income................    (2.4)   (0.1)     (1.7)   (0.1)     (1.2)     (0.1)      (1.2)    -          (6.6)  (0.1)
                                 -----------------------------------------------------------------------    ----------------
Total..........................  $505.3    25.8%   $555.4    25.5%   $581.0      23.9%    $635.8  19.3%     $2,277.5   23.1%
                                 =======================================================================    ================

The change in the comparable store sales calculation and the reclassifications have no impact on historical or future earnings or loss before taxes, net earnings or loss, or cash flows.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CIRCUIT CITY STORES, INC.



                                By:  /s/Philip J. Dunn
                                     ----------------------------------------
                                      Philip J. Dunn
                                      Senior Vice President, Treasurer,
                                      Corporate Controller and
                                      Chief Accounting Officer



Date:    April 8, 2005